UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 19, 2021

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2021, at the Annual Meeting of Shareholders, the shareholders of Pinnacle West Capital Corporation (the “Company”) approved the Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan (the “2021 Plan”). A summary of the 2021 Plan’s principal provisions is set forth in the 2021 Proxy Statement dated April 1, 2021 (the “Proxy Statement”), which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934 in the section entitled “Proposal 3 – Approval of the Pinnacle West Capital Corporation 2021 Long-Term Incentive Plan”, which section is attached to this Form 8-K as Exhibit 99.1 and incorporated into this Form 8-K by reference. The description is qualified in its entirety by reference to the 2021 Plan attached to the Proxy Statement as Appendix A.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2021, at the Annual Meeting of Shareholders of the Company, the following items set forth in our Proxy Statement were voted upon:

Item 1. The nominees listed below were elected directors with the respective votes set forth opposite their names:

NUMBER OF VOTES

	FOR	WITHHELD	BROKER NON-VOTE
Glynis A. Bryan	89,750,005	1,940,557	8,593,341
Denis A. Cortese, M.D.	88,700,686	2,989,876	8,593,341
Richard P. Fox	86,820,285	4,870,277	8,593,341
Jeffrey B. Guldner	86,050,737	5,639,825	8,593,341
Dale E. Klein, Ph.D.	90,204,416	1,486,146	8,593,341
Kathryn L. Munro	76,586,331	15,104,231	8,593,341
Bruce J. Nordstrom	87,097,827	4,592,735	8,593,341
Paula J. Sims	90,258,183	1,432,379	8,593,341
William H. Spence	90,487,145	1,203,417	8,593,341
James E. Trevathan, Jr.	89,723,144	1,967,418	8,593,341
David P. Wagener	90,177,146	1,513,416	8,593,341

Item 2. The advisory resolution to approve executive compensation, as disclosed in the Proxy Statement, was approved, with the following votes cast:

NUMBER OF VOTES

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
85,845,157	5,332,150	513,255	8,593,341

Item 3. The 2021 Plan was approved, with the following votes cast:

NUMBER OF VOTES

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
83,820,805	7,590,171	279,586	8,593,341

Item 4. The appointment of Deloitte & Touche LLP as independent accountant for the year ending December 31, 2021 was ratified, with the following votes cast:

NUMBER OF VOTES

FOR	AGAINST	ABSTAIN
96,260,977	3,853,141	169,785

Item 7.01. Regulation FD Disclosure.

On May 19, 2021, the Board of Directors of Arizona Public Service Company (“APS”) appointed Jeffrey B. Guldner as President of APS, effective upon Daniel T. Froetscher’s retirement on August 13, 2021.

Also on May 19, 2021, the Board of Directors of APS appointed Jacob Tetlow as Executive Vice President, Operations of APS, effective immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Capital Corporation Arizona Public Service Company	Excerpt from the Proxy Statement

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated:May 20, 2021	By: /s/ Robert E. Smith
Robert E. Smith
Senior Vice President and
General Counsel

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: May 20, 2021	By: /s/ Robert E. Smith
Robert E. Smith
Senior Vice President and
General Counsel